Capital and financial risk management	12 Months Ended
Mar. 31, 2018
Capital and financial risk management
Capital and financial risk management

 22. Capital and financial risk management

This note details the treasury management and financial risk management objectives and policies, as well as the exposure and sensitivity of the Group to credit, liquidity, interest and foreign exchange risk, and the policies in place to monitor and manage these risks.

Accounting policies

Financial instruments

Financial assets and financial liabilities, in respect of financial instruments, are recognised on the Group’s statement of financial position when the Group becomes a party to the contractual provisions of the instrument.

Financial liabilities and equity instruments

Financial liabilities and equity instruments issued by the Group are classified according to the substance of the contractual arrangements entered into and the definitions of a financial liability and an equity instrument. An equity instrument is any contract that provides a residual interest in the assets of the Group after deducting all of its liabilities and includes no obligation to deliver cash or other financial assets. The accounting policies adopted for specific financial liabilities and equity instruments are set out below.

Put option arrangements over non-controlling interest

The potential cash payments related to put options issued by the Group over the equity of subsidiary companies are accounted for as financial liabilities when such options may only be settled by exchange of a fixed amount of cash or another financial asset for a fixed number of shares in the subsidiary.

The amount that may become payable under the option on exercise is initially recognised at present value within borrowings with a corresponding charge directly to equity. The charge to equity is recognised separately as written put options over non-controlling interests, adjacent to non- controlling interests in the net assets of consolidated subsidiaries. The Group recognises the cost of writing such put options, determined as the excess of the present value of the option over any consideration received, as a financing cost.

Such options are subsequently measured at amortised cost, using the effective interest rate method, in order to accrete the liability up to the amount payable under the option at the date at which it first becomes exercisable; the charge arising is recorded as a financing cost. In the event that the option expires unexercised, the liability is derecognised with a corresponding adjustment to equity.

Derivative financial instruments and hedge accounting

The Group’s activities expose it to the financial risks of changes in foreign exchange rates and interest rates which it manages using derivative financial instruments.

The use of financial derivatives is governed by the Group’s policies approved by the Board of Directors, which provide written principles on the use of financial derivatives consistent with the Group’s risk management strategy. Changes in values of all derivatives of a financing nature are included within investment income and financing costs in the income statement unless designated in an effective cash flow hedge relationship or a hedge of a net investment in foreign operations when changes in value are deferred to other comprehensive income or equity respectively. The Group does not use derivative financial instruments for speculative purposes.

Derivative financial instruments are initially measured at fair value on the contract date and are subsequently remeasured to fair value at each reporting date. The Group designates certain derivatives as:

– hedges of the change of fair value of recognised assets and liabilities (‘fair value hedges’); or
– hedges of highly probable forecast transactions or hedges of foreign currency or interest rate risks of firm commitments (‘cash flow hedges’); or
– hedges of net investments in foreign operations.

Hedge accounting is discontinued when the hedging instrument expires or is sold, terminated or exercised, or no longer qualifies for hedge accounting, or if the Company chooses to end the hedging relationship.

Fair value hedges

The Group’s policy is to use derivative instruments (primarily interest rate swaps) to convert a proportion of its fixed rate debt to floating rates in order to hedge the interest rate risk arising, principally, from capital market borrowings. The Group designates these as fair value hedges of interest rate risk with changes in fair value of the hedging instrument recognised in the income statement for the period together with the changes in the fair value   of the hedged item arising from the hedged risk, to the extent the hedge is effective. Gains or losses relating to any ineffective portion are recognised immediately in the income statement.

Cash flow hedges

Cash flow hedging is used by the Group to hedge certain exposures to variability in future cash flows. The portion of gains or losses relating to changes in the fair value of derivatives that are designated and qualify as effective cash flow hedges is recognised in other comprehensive income; gains or losses relating to any ineffective portion are recognised immediately in the income statement.

When the hedged item is recognised in the income statement, amounts previously recognised in other comprehensive income and accumulated in equity for the hedging instrument are reclassified to the income statement. However, when the hedged transaction results in the recognition of a non-financial asset or a non-financial liability, the gains and losses previously recognised in other comprehensive income and accumulated in equity are transferred from equity and included in the initial measurement of the cost of the non-financial asset or non-financial liability.

When hedge accounting is discontinued, any gain or loss recognised in other comprehensive income at that time remains in equity and is recognised in the income statement when the hedged transaction is ultimately recognised in the income statement. If a forecast transaction is no longer expected to occur, the gain or loss accumulated in equity is recognised immediately in the income statement.

Net investment hedges

Exchange differences arising from the translation of the net investment in foreign operations are recognised directly in other comprehensive income. Gains and losses on those hedging instruments (which include bonds, commercial paper, cross-currency swaps and foreign exchange contracts) designated as hedges of the net investments in foreign operations are recognised in other comprehensive income to the extent that the hedging relationship is effective; these amounts are included in exchange differences on translation of foreign operations as stated in the statement of comprehensive income. Gains and losses relating to hedge ineffectiveness are recognised immediately in the income statement for the period. Gains and losses accumulated in the translation reserve are included in the income statement when the foreign operation is disposed of.

Capital management

The following table summarises the capital of the Group at 31 March:

	2018	2017
	€m	€m
Net debt	31,469	31,169
Equity	68,607	73,719
Capital	100,076	104,888

The Group’s policy is to borrow centrally using a mixture of long-term and short-term capital market issues and borrowing facilities to meet anticipated funding requirements. These borrowings, together with cash generated from operations, are loaned internally or contributed as equity to certain subsidiaries. The Board has approved three internal debt protection ratios being: net interest to operating cash flow (plus dividends from associates); retained cash flow (operating cash flow plus dividends from associates less interest, tax, dividends to non-controlling shareholders and equity dividends) to net debt; and operating cash flow (plus dividends from associates) to net debt. These internal ratios establish levels of debt that the Group should not exceed other than for relatively short periods of time and are shared with the Group’s debt rating agencies being Moody’s, Fitch Ratings and Standard & Poor’s.

Financial risk management

The Group’s treasury function manages centrally the Group’s funding requirement, net foreign exchange exposure, interest rate management exposures and counterpart risk arising from investments and derivatives.

Treasury operations are conducted within a framework of policies and guidelines authorised and reviewed by the Board, most recently on 22 July 2017. A treasury risk committee comprising of the Group’s Chief Financial Officer, Group General Counsel and Company Secretary, Group Deputy Chief Financial Officer, Group Treasury Director and Group Director of Financial Controlling and Operations meets three times a year to review treasury activities and   its members receive management information relating to treasury activities on a quarterly basis. The Group’s accounting function, which does not report to the Group Treasury Director, provides regular update reports of treasury activity to the Board. The Group’s internal auditor reviews the internal control environment regularly.

The Group uses a number of derivative instruments for currency and interest rate risk management purposes only that are transacted by specialist treasury personnel. The Group mitigates banking sector credit risk by the use of collateral support agreements.

Credit risk

The Group considers its maximum exposure to credit risk at 31 March to be as follows:

	2018	2017
	€m	€m
Bank deposit	2,197	1,856
Cash held in restricted deposits	1,382	1,109
German government bonds	862	—
UK government bonds	1,112	1,638
Money market investments funds	2,477	6,979
Derivative financial instruments	2,629	4,282
Other investments – debt and bonds	8,596	6,747
Trade receivables	5,402	5,335
Other receivables and accrued income	3,410	2,886
	28,067	30,832

The Group invested in UK and German government bonds on the basis they generate a fixed rate return and, are amongst the most creditworthy of investments available.

The Group has three managed investment funds. These funds hold fixed income euro and sterling securities and the average credit quality is high double A. Money market investments are in accordance with established internal treasury policies which dictate that an investment’s long-term credit rating is no lower than mid BBB. Additionally, the Group invests in AAA unsecured money market mutual funds where the investment is limited to 10% of each fund.

The Group also invests in a fund where the underlying assets are supply chain receivables, the creditworthiness of which are enhanced by an insurance wrapper as provided by established insurance companies with a long-term credit rating of at least A-.

In respect of financial instruments used by the Group’s treasury function, the aggregate credit risk the Group may have with one counterparty is limited by (i) reference to the long-term credit ratings assigned for that counterparty by Moody’s, Fitch Ratings and Standard & Poor’s; (ii) that counterparty’s five year credit default swap (‘CDS’) spread; and (iii) the sovereign credit rating of that counterparty’s principal operating jurisdiction. Furthermore, collateral support agreements were introduced from the fourth quarter of 2008. Under collateral support agreements the Group’s exposure to a counterparty with whom a collateral support agreement is in place is reduced to the extent that the counterparty must post cash collateral when there is value due to the Group under outstanding derivative contracts that exceeds a contractually agreed threshold amount. When value is due to the counterparty the Group is required to post collateral on identical terms. Such cash collateral is adjusted daily as necessary.

In the event of any default, ownership of the cash collateral would revert to the respective holder at that point. Detailed below is the value of the cash collateral, which is reported within short-term borrowings, held by the Group at 31 March:

	2018	2017
	€m	€m
Cash collateral	1,070	2,654

The majority of the Group’s trade receivables are due for maturity within 90 days and largely comprise amounts receivable from consumers and business customers. At 31 March 2018 €3,389 million (2017: €3,322 million) of trade receivables were not yet due for payment. Overdue trade receivables consisted of €942 million (2017: €789 million) relating to the Europe region, and €306 million (2017: €423 million) relating to the AMAP region. Financial statements are monitored by management and provisions for bad and doubtful debts raised where it is deemed appropriate.

The following table presents ageing of receivables that are past due and provisions for doubtful receivables that have been established:

			2018			2017
	Gross	Less	Net	Gross	Less	Net
	receivables	provisions	receivables	receivables	provisions	receivables
	€m	€m	€m	€m	€m	€m
30 days or less	810	(32)	778	730	(27)	703
Between 31 and 60 days	226	(35)	191	125	(23)	102
Between 61 and 180 days	530	(206)	324	648	(258)	390
Greater than 180 days	1,250	(925)	325	1,423	(1,077)	346
	2,816	(1,198)	1,618	2,926	(1,385)	1,541

Concentrations of credit risk with respect to trade receivables are limited given that the Group’s customer base is large and unrelated. Due to this, management believes there is no further credit risk provision required in excess of the normal provision for bad and doubtful receivables. Amounts charged to administrative expenses during the year ended 31 March 2018 were €528 million (2017: €589 million) (see note 14 “Trade and other receivables”).

As discussed in note 29 “Contingent liabilities and legal proceedings”, the Group has covenanted to provide security in favour of the trustee of the Vodafone Group UK Pension Scheme in respect of the funding deficit in the scheme. The security takes the form of an English law pledge over UK index-linked government bonds.

Liquidity risk

At 31 March 2018 the Group had €3.8 billion and US$4.1 billion syndicated committed undrawn bank facilities which support the US$15 billion and €8 billion commercial paper programme available to the Group. The Group uses commercial paper and bank facilities to manage short-term liquidity and manages long-term liquidity by raising funds in the capital markets.

The euro syndicated committed facility has a maturity date of 11 January 2023. The US$ syndicated committed facility has a maturity date  of 27 February 2022. Both facilities have remained undrawn throughout the financial year and since year end and provide liquidity support.

The Group manages liquidity risk on long-term borrowings by maintaining a varied maturity profile with a cap on the level of debt maturity in any one calendar year, therefore minimising refinancing risk. Long-term borrowings mature between one and 38 years.

Liquidity is reviewed daily on at least a 12 month rolling basis and stress tested on the assumption that all commercial paper outstanding matures and is not reissued. The Group maintains substantial cash and cash equivalents which at 31 March 2018 amounted to €4,674 million (2017: €8,835 million).

Market risk

Interest rate management

Under the Group’s interest rate management policy, interest rates on monetary assets and liabilities denominated in euros, US dollars and sterling are maintained on a floating rate basis except for periods up to six years where interest rate fixing has to be undertaken in accordance with treasury policy. The policy also allows euros, US dollars and sterling to be moved to a fixed rate basis if interest rates are statistically low. Where assets and liabilities are denominated in other currencies interest rates may also be fixed. In addition, fixing is undertaken for longer periods when interest rates are statistically low.

For each one hundred basis point rise in market interest rates for all currencies in which the Group had borrowings at 31 March 2018 there would be an increase in profit before tax by approximately €372 million (2017: approximately €470 million) including mark-to-market revaluations of interest rate and other derivatives and the potential interest on outstanding tax issues. There would be no material impact on equity.

At 31 March 2018 other than USD denominated liabilities, which are retained in order to hedge foreign exchange movements arising from our investment in VZ Communication loan notes, substantially all of our outstanding liabilities are held on a fixed interest rate basis in accordance with treasury policy.

Foreign exchange management

As Vodafone’s primary listing is on the London Stock Exchange its share price is quoted in sterling. Since the sterling share price represents the value of its future multi-currency cash flows, principally in euro, South African rand and sterling, the Group maintains the currency of debt and interest charges in proportion to its expected future principal cash flows and has a policy to hedge external foreign exchange risks on transactions denominated in other currencies above a certain de minimis level.

At 31 March 2018 27% of net debt was denominated in currencies other than euro (9% sterling, 8% US dollar, 7% South African rand and 3% other). This allows US dollar, South African rand and other debt to be serviced in proportion to expected future cash flows and therefore provides a partial hedge against income statement translation exposure, as interest costs will be denominated in foreign currencies.

Under the Group’s foreign exchange management policy, foreign exchange transaction exposure in Group companies is generally maintained at the lower of €5 million per currency per month or €15 million per currency over a six month period.

The Group recognises foreign exchange movements in equity for the translation of net investment hedging instruments and balances treated as investments in foreign operations. However, there is no net impact on equity for exchange rate movements on net investment hedging instruments as there would be an offset in the currency translation of the foreign operation. At 31 March 2018 the Group held financial liabilities in a net investment hedge against the Group’s South African rand. Sensitivity to foreign exchange movements on the hedging liabilities, analysed against a strengthening of the South African rand by 15% (2017:18%) would result in a decrease in equity of €348 million (2017: €493 million) which would be fully offset by foreign exchange movements on the hedged net assets.

The following table details the Group’s sensitivity of the Group’s adjusted operating profit to a strengthening of the Group’s major currency in which  it transacts. The percentage movement applied to the currency is based on the average movements in the previous three annual reporting periods. Amounts are calculated by retranslating the operating profit of each entity whose functional currency is South African rand.

	2018	2017
	€m	€m
ZAR 15% change (2017: 18%) – Operating profit[1]	239	249

Notes:

1	Operating profit before impairment losses and other income and expense.

At 31 March 2018 the Group’s sensitivity to foreign exchange movements, analysed against a strengthening of the US dollar by 9% (2017: 11%) on its external US dollar exposure, would decrease the profit before tax by €65 million (2017: €100 million). Foreign exchange on certain sterling balances analysed against a 7% (2017:10%) strengthening of sterling would increase the profit before tax by €208 million (2017: decrease by €262 million).

Equity risk

There is no material equity risk relating to the Group’s equity investments which are detailed in note 13 “Other investments”.

The Group has hedged its exposure under the subordinated mandatory convertible bonds to any future movements in its share price by an option strategy designed to hedge the economic impact of share price movements during the term of the bonds. As at 31 March 2018 the Group’s sensitivity to a movement of 10% (2017: 7%) in its share price would result in an increase or decrease in profit before tax of approximately €164 million (2017: €236 million).

Fair value and carrying value information

The carrying value and valuation basis of the Group’s financial assets are set out in notes 13, 14 and 19. For all financial assets held at amortised cost the carrying values approximate fair value.

The carrying value and valuation basis of the Group’s financial liabilities are set out in notes 15 and 20. The carrying values approximate fair value for the Group’s trade payables and other payables categories. For other financial liabilities a comparison of fair value and carrying value is disclosed in note 20.

Net financial instruments

The table below shows the Group’s financial assets and liabilities that are subject to offset in the balance sheet and the impact of enforceable master netting or similar agreements.

At 31 March 2018				Related amounts not set off in the balance sheet
			Amounts	Right of set off
			presented in	with derivative
	Gross amount	Amount set off	balance sheet	counterparties	Cash collateral	Net amount
	€m	€m	€m	€m	€m	€m
Derivative financial assets	2,629	—	2,629	(1,467)	(1,070)	92
Derivative financial liabilities	(2,383)	—	(2,383)	1,467	718	(198)
Total	246	—	246	—	(352)	(106)

At 31 March 2017				Related amounts not set off in the balance sheet
			Amounts	Right of set off
			presented in	with derivative
	Gross amount	Amount set off	balance sheet	counterparties	Cash collateral	Net amount
	€m	€m	€m	€m	€m	€m
Derivative financial assets	4,282	—	4,282	(1,505)	(2,654)	123
Derivative financial liabilities	(2,077)	—	(2,077)	1,505	384	(188)
Total	2,205	—	2,205	—	(2,270)	(65)

Financial assets and liabilities are offset and the amount reported in the consolidated balance sheet when there is a legally enforceable right to offset the recognised amounts and there is an intention to settle on a net basis or realise the asset and settle the liability simultaneously.

Derivative financial instruments that do not meet the criteria for offset could be settled net in certain circumstances under ISDA (International Swaps and Derivatives Association) agreements where each party has the option to settle amounts on a net basis in the event of default from the other. Collateral may be offset and net settled against derivative financial instruments in the event of default by either party. The aforementioned collateral balances are recorded in “other short-term investments” or “short-term debt” respectively.